EXHIBIT B


		           MONTHLY PAYMENT INSTRUCTIONS AND
		             NOTIFICATION TO THE TRUSTEE


		         THE PRUDENTIAL BANK AND TRUST COMPANY



		            PB&T MASTER CREDIT CARD TRUST

			          SERIES 1992-B


	The undersigned, a duly authorized representative of The Prudential Bank and Trust Company
("PB&T"), as Servicer pursuant
to the Pooling and Servicing Agreement
dated as of June 1, 1992,
the Series 1992-A Supplement dated
as of June 1, 1992, and
the Series 1992-B Supplement dated
April 17, 1995
(collectively, the "Pooling and Servicing Agreement") by and between PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby certify as follows:

	A)	Capitalized terms used in this notice
have their respective
meanings set forth in the Pooling and
Servicing Agreement;
provided, that the "Preceding Monthly Period"
shall mean the
Monthly Period immediately preceding the
 calendar month in
which this notice is delivered.
References herein to certain	sections and subsections are
references to the respective
sections and subsections of the Pooling and Servicing
Agreement.  This notice is delivered
pursuant to Section 4.06 of the
Pooling and Servicing Agreement.

	B)	PB&T is the Servicer under the Pooling and Servicing
		Agreement.

	C)	The undersigned is a Servicing Officer.

	D)	The date of this notice is a Determination Date under the
		Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

	Pursuant to Section 4.06, the Servicer does hereby instruct the
Trustee (i) to make a withdrawal from the Series Finance Charge
Account on October 11, 1996 which date is a Transfer Date under the
Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and
(ii) to apply the
proceeds of such withdrawal in accordance with
Section 4.06:

	A) 	Pursuant to subsection 4.06 (a):
		(1) Interest at the Certificate Rate
		for the preceding Monthly Period on
		the Investor Interest .........

				$855,327.22

		(2) Deficiency Amounts .............					$0.00

	B)	Pursuant to subsection 4.06(b):
		(1) The Investor Monthly Servicing Fees
		for the preceding Monthly Period .......					$316,666.67

		(2) Accrued and unpaid Investor
		Monthly Servicing Fees ............					$0.00

	C)	Pursuant to subsection 4.06 (c):
		(1) The Operating Expense Fee for the
		preceding Monthly Period..............					$9,500.00

		(2) Accrued and unpaid Operating Expense Fees ....					$0.00

	D)	Pursuant to subsection 4.06 (d):
		(1) The Monthly Enhancement Fee for the
		preceding Monthly Period.....................					$8,011.19

		(2) Accrued and unpaid Enhancement Fees ....					$0.00

	E)	Pursuant to subsection 4.06 (e):
		(1) The Program Fee for the
		preceding Monthly Period...............					$38,934.43

		(2) Accrued and unpaid Program Fees ...................					$0.00

	F)	Pursuant to subsection 4.06 (f):

		Aggregate Investor Default Amount for
		the preceding Monthly Period ............					$1,231,133.36

	G)	Pursuant to subsection 4.06 (g):

		Unreimbursed Investor Chargeoffs .........					$0.00

	H)	Pursuant to subsection 4.06(h):

		(1) Pay to the LOC Issuer for application in
		accordance with the Reimbursement Agreement..					$370,275.97

		(2) Pay remaining Excess Spread to the
		Holder of the Exchangeable Seller
		Certificate ........$0.00



				B-2
	I)	Pursuant to subsection 4.13(i):

		(1)  Pay to the LOC Issuer persuant to
		4.13 (a)..........$0.00

		(2)  Deposit in the Cash Collateral Account
		persuant to 4.13 (b)........	$0.00

		(3)  Pay to the Seller the excess, if any,
		of amounts received by the Trustee persuant
		to the Loan Agreement over the sum of (1)
		and (2) above................	$0.00


		Total ..............$370,275.97


Pursuant to Section 4.08, during an Amortization Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the
Series Principal Account on 10/11/96, which is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.08:

	A)	During General Amortization Period:
		(1) Monthly Total Percentage Allocation
		for preceding Monthly Period ................					$0.00

II.	NOTIFICATION TO MAKE WITHDRAWALS
FROM THE CASH COLLATERAL ACCOUNT

Pursuant to Section 4.06 and subsection 4.09(c), the Servicer hereby notifies the Trustee to make withdrawals on 10/11/96, the Transfer date of the current calendar month, from the Cash Collateral Account in an aggregate amount as set forth in C.
below and to deposit such
amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of
	Collections of Finance Charge Receivables,
	(ii) amounts deposited with respect to
	Cardholder Fees, Recoveries, Discount Option
	Receivables, Ineligible Finance Charge
	Receivables, Interchange Interest on
Cash Collateral
	Account and (iii) interest on amounts
in collection
	accounts, allocatedto the Series
Finance Charge
	Account for the preceding Monthly
Period ............$2,829,848.83



				B-3

B.	The sum of (a) Certificate Interest accrued
	during the preceding Monthly Period (plus any
	past due Certificate Interest), plus (b) the
	Investor Monthly Servicing Fee for the
	preceding Monthly Period (plus any past due
	Investor Monthly Servicing Fee), plus (c)
	the Operating Fee Expense (plus any past due
	Operating Fee Expense), plus (d) the Monthly
	Enhancement Fee (plus any past due Monthly
Enhancement
	Fee), plus (e) the Program Fee (plus any past due
	Program Fees), plus (f) the Aggregate Investor
	Default Amount, if any, for the preceding
	Monthly Period .........$2,459,572.86

C.	The excess, if any, of B over A (the "Total
	Withdrawal Amount") ...........$0.00

D.	The excess, if any, of A over B (the Excess
	Deposits due to Seller) .............$370,275.97


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


	A)	Subsection 4.06 (a):
		The aggregate amount of all Deficiency
		Amounts ................$0.00

	B)	Subsection 4.06 (b):
		The aggregate amount of all accrued and
		unpaid Investor Monthly Servicing Fees ......					$0.00

	C)	Subsection 4.06 (c):
		The aggregate amount of all accrued and
		unpaid Operating Fee Expenses.......................$0.00




				B-4

	D)	Subsection 4.06(d):
		The aggregate amount of all accrued and
		Monthly Enhancement Fees.................					$0.00

	E)	Subsection 4.06 (e):
		The aggregate amount of all accrued and
		unpaid Program Fees....................					$0.00

	F)	Subsection 4.06 (f):
		The aggregate amount of all unreimbursed
		Investor Chargeoffs....................					$0.00


	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 7th day of October, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Joel Rosenberg	  Tom Mason
				Title:  Senior Vice President


				B-5



							EXHIBIT C


			FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


				SERIES 1992-B

			  THE PRUDENTIAL BANK & TRUST COMPANY


			    PB&T MASTER CREDIT CARD TRUST
			       CLASS I CERTIFICATES



Under Section 5.02 of the Pooling and Servicing Agreement dated as of
June 1, 1992 and the Series 1992-A Supplement dated June 30, 1992 and the Series 1992-B Supplement dated
April 17, 1995
(collectively, the "Pooling and Servicing Agreement")
 by and between
The Prudential Bank & Trust Company ("PB&T") and Chemical Bank, as trustee (the "Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to
Series 1992-B Certificateholders and the performance of the PB&T
Master Credit Card Trust (the "Trust")
during the previous month.  The
information which is required to be
prepared with respect to the
Distribution Date of 10/11/96 and with
respect to the performance
of the Trust during the month of September, 1996 is set forth below.
Certain information is presented on the
basis of an amount of $1,000
per series 1992-B Certificate (a "Certificate").
Certain other
information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current
Monthly Distribution
		(Stated on the basis of $1,000
 Original Certificate
		Principal Amount.)

	1.	The total amount of the distribution to
		Certificateholders on 10/15/96,
		per $1,000 original certificate principal
		amount ..............$4.50

	2.	The amount of the distribution set forth in
		paragraph 1 above in respect of principal of
		the Certificate, per $1,000 original
		certificate principal amount .....$0.00

	3.	The amount of the distribution set forth in
		paragraph 1 above in respect of interest on
		the Certificates, per $1,000 original
		certificate principal amount ...........$4.50
B.	Information Regarding the Performance of the Trust

	1.	Collection of Principal Receivables

		The aggregate amount of Collections on
		Principal Receivables processed during the
		month of September, 1996 with respect to the
		Agreement ............	$28,049,085.70

		The aggregate amount of Collections on
		Principal Receivables processed during the
		month of September, 1996 with respect to all
		other Series pursuant to this Agreement .......					$0.00

		The amount of distribution allocable to
		Certificate Principal from all other
		Series pursuant to this Agreement ...........					$0.00

		The aggregate amount of Collections on
		Principal Receivables processed during the
		month of September, 1996 which were allocated
		in respect of the Class 1 Certificates ......					$16,498,472.21

	2.	Deficit General Amortization Amount					$0.00

	3.	Principal Receivables in the Trust

	(a)	As of the end of the last day of September,
		1996 [the prior month] (distribution on the next Distribution Date will be allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) .....					$319,095,246.86

		(2) The amount of Principal Receivables in
		the Trust represented by the Investor
		Interest of Series 1992-B.					$190,000,000.00

		(3) The Investor Interest of Series 1992-B
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above .......					59.54%

				C-2
	(b)	As of the end of the last day of August, 1996
		(distributions on this Distribution Date have been allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) .........					$323,031,490.67

		(2) The amount of Principal Receivables in
		the Trust represented by the Investor Interest
		of Series 1992-B .............					$190,000,000.00

		(3) The Investor Interest of Series 1992-B
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above .................					58.82%

	4.	Delinquent Balances

		The aggregate amount of outstanding balances
		in Accounts which were delinquent as of the
		end of the day on: 			9/30/96

	Receivables
	(a) 31 - 60 days:..............				$5,522,540.20 		1.73%

	(b) 61 - 90 days: .............				$3,303,030.33 		1.04%

	(c) 91 - 120 days: ............				$2,560,614.98 		0.80%

	(d) 121 - 150 days: ...........				$2,590,090.42 		0.81%

	(e) 151 - 180 days: ...........				$2,289,933.67 		0.72%

	(f) 181 - 190 days: ...........				$2,783,604.34 		0.87%

			Total:		$19,049,813.94 		5.97%

				C-3
	5.	Investor Default Amount

		The aggregate amount of all defaulted
		Principal Receivables written off as
		uncollectible during the month of September,
		1996 allocable to the Investor Interest
		for Series 1992-B (the "Aggregate Investor
		Default Amount") ............................					$1,231,133.36

	6.	Investor Charge Offs

		(a) The excess of the Aggregate Investor
		Default Amount set forth in paragraph 5
		above, over the amount of the withdrawals
		from the Cash Collateral Account made to
		reimburse the Trust for such amount written
		off (an "Investor Charge Off") ..............					$0.00

		(b) The amount of the Investor Charge Offs
		set forth in paragraph 6 (a) above, per $1,000
		original certificate principal amount (which
		will have the effect of reducing, pro rata,
		the amount of each Certificateholder's
		investment ..................................					$0.00

		(c) The aggregate amount of Investor Charge
		Offs reimbursed on the Transfer Data
		immediately preceding such Distribution
		Data ........................................					$0.00

		(d) The amount of the reimbursed Investor
		Charge Offs set forth in paragraph 6 (c)
		above, per $1,000 original certificate
		principal amount ............................					$0.00

	7.	Investor Servicing Fee

		The amount of the Investor Monthly Servicing
		Fee payable by the Trust to the Servicer
		for the month of September, 1996 ..............					$316,666.67

	8.	Available Cash Collateral Amount

		The amount available to be withdrawn from
		the Cash Collateral Account as of the close
		of business on 10/11/96 (the "Transfer
		Date"), after giving effect to all with-
		drawals, deposits and payments to be made in
		respect of the preceding months .............					$8,075,000.00

	 	The Required Cash Collateral Amount on the
		Transfer Date ...............................					$8,075,000.00

				C-4
	9.	Available LOC Amount

		The available LOC amount as of the close
		of business on 10/11/96 (the "Transfer
		Date")......................................					$14,725,000.00

	9.A	The Required Enhancement Amount on the
		Transfer Date ...............................					$22,800,000.00


C.	The Pool Factor

		The Pool Factor for the  Record Date 06/30/96
		(which represents the ratio of the amount of
		the Investor Interest for Series 1992-B as of
		such Record Date (adjusted after taking into
		account any reduction in the Investor Interest
		which will occur on the following Distribution
		Date) to the Initial Investor Interest for
		Series 1992-B).  The amount of a Certificate-
		holder's pro rata share of the Investor
		Interest for Series 1992-B can be determined
		by multiplying the original denomination by
		the Pool Factor .............................					1.0000000

D.	Other Information

		Currently Effective Fixed Rate Receivable
		Percentage.....................................					65.00%

		Interest Rate Cap Amount for the Transfer Date
		immediately preceding the Distribution Date...........	$0.00

		Portfolio Yield...............................					10.10%

		Base Rate.....................................					7.76%

		Excess Spread Percentage for the prior
		Monthly Period.................................					2.34%

		Currently Effective Three Month Average Excess
		Spread Percentage........................................					2.71%

		Total amount of Finance Charge Receivable
		Collections processed during the preceding
		Monthly Period with respect to the Agreement.					$2,806,693.32

				C-5


	IN WITNESS WHEREOF, the undersigned has duly e xecuted this certificate this 7th day of October, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Joel Rosenberg	  Tom Mason
				Title:  Senior Vice President


				C-6

   Schedule - to Monthly
    Servicer's Certificate
	  with respect to the
	    Series 1992-B
	 Certificates


			   THE PRUDENTIAL BANK & TRUST COMPANY
		   ___________________________________________________

		PB&T MASTER CREDIT CARD TRUST II, SERIES 1992-B, CLASS 1
		   ___________________________________________________

1.	The aggregate amount of the Investor Percentage
	of Collections of Principal Receivables processed
	by the Servicer pursuant to Section 4.06 during
	the preceding Monthly Period was equal to .......						$16,498,472.21

2.	The aggregate amount of the Investor Percentage of
	Collections of Finance Charge Receivables
	(including amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer during
	the preceding Monthly Period was equal to .......						$2,604,344.55

a.	The aggregate amount of the Investor Percentage
	of Collections of Finance Charge Receivables
	(excluding amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer pursuant
	to Section 4.06 during the preceding Monthly
	Period was equal to .............................						$2,360,877.83

b.	The aggregate amount of Interchange to be
	deposited in the Series Finance Charge Account
	with respect to the Series 1992-B Certificates
	(pursuant to Section 3 (c) of the Series 1994-B
	Supplement) on the Transfer Date of the current
	calendar month is equal to ......................						$158,339.27

c.	The aggregate amount of Investor Percentage of
	Recoveries deposited in the Series Finance
	Charge Account with respect to the preceding
	Monthly Period was equal to .....................						$85,127.46

3.	The aggregate amount of Investor Percentage of
	amounts with respect to Cardholder Fees
	deposited into the Series Finance Charge
	Account on or before the Transfer Date during
	the current Monthly Period with respect to the
	prior Monthly Period is equal to ................						$202,247.86

4.	The aggregate amount of Investor Percentage of
	amounts with respect to Ineligible Finance
	Charge Receivables deposited into the Series
	Finance Charge Account on or before the
	Transfer Date during the current Monthly Period
	with respect to the prior Monthly Period is
	equal to ........................................						$0.00

5.	The aggregate amount of Investor Percentage of
	amounts with respect to Discount Option
	Receivables deposited into the Series Finance
	Charge Account on or before the Transfer Date
	during the current Monthly Period with respect
	to the prior Monthly Period is equal to .........						$0.00

6.	The aggregate amount of funds deposited into
	the Seller's Account in connection with Credit
	Adjustments and Ineligible Principal
	Receivables with respect to the previous
	Monthly Period is equal for ......................						$0.00

7.	The aggregate amount of funds on deposit in the
	Series Finance Charge Account allocable to the
	Series 1992-B Certificates with respect to
	Collections processed as of the end of the last
	day of the preceding Monthly Period was equal
	to ..............................................						$2,806,693.32

8.	The aggregate amount of funds on deposit in the
	Series Principal Account allocable to the
	Series 1992-B Certificates with respect to
	Collections processed as of the last day of the
	preceding Monthly Period was equal to ...........						$0.00

9.	The aggregate amount of funds on deposit in the
	Seller's Account allocable to the Series 1992-B
	Certificates as of the Transfer Date is equal
	to ..............................................						$0.00

10.	The Total Withdrawal Amount required to be made
	from the Cash Collateral Account pursuant to
	Section 4.06 on the Transfer Date in the
	current calendar month is equal to ..............						$0.00


11.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and paid in
	accordance with the Loan Agreement pursuant to
	subsection 4.06 (h) on the Transfer Date on
	the current calendar month is equal to ..........						$370,275.97


12.	The Cash Collateral Account Surplus on the
	Transfer Date in the Current calendar month is
	equal to ........................................						$0.00

				S-2
13.	The aggregate amount to be withdrawn from the
	Cash Collateral Account and to be paid in
	accordance with the Reimbursement Agreement on the
	Transfer Date on the current calendar month is
	equal to ........................................						$0.00

14.	The Available Cash Collateral Amount on the
	Transfer Date of the current calendar month,
	after giving effect to the deposits and
	withdrawals specified above, is equal to ........		$8,075,000.00

15.	The amount of interest payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$855,327.22

16.	The amount of principal payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$0.00

17.	The sum of all amounts payable to the Series
	1992-B Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$855,327.22

18.	To the knowledge of the undersigned, no
	Series 1992-B Pay Out event or Trust Pay
	Out Event has occurred except as described below:

							None



		IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 7th day of October, 1996.




				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President

				              EXHIBIT A to Reimbursement Agreement

			             MONTHLY PAYMENT CERTIFICATE

			        PRUDENTIAL BANK AND TRUST COMPANY

			PBT&T MASTER CREDIT CARD TRUST SERIES 1992-B, CLASS I

     The undersigned is a duly authorized representative of The Prudential Bank & Trust Company
("PB&T"), as Servicer under the Loan Agreement dated as of June 30, 1992 (The "Loan Agreement") among Chemical Bank, as Trustee (the "Trustee"),
PB&T, and Swiss Bank Corporation, New York
Branch, as Agent (the "Agent") and as a bank
(the "Bank" and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

	(a)	Capitalized terms used in this certificate
have the respective meanings set forth
		in the Loan Agreement, and references
herein to certain sections and subsections
		are references to the respective
sections and subsections of the Loan Agreement.


	(b)	PB&T is the Servicer under the
Reimbursement Agreement.

	(c)	The undersigned is duly authorized
by PB&T, as Servicer, to instruct the Trustee
		to make the payments designated herein.

	(d)	The total amount of Available Funds and
Earnings equals:		$370,275.77


I.	Fees, Expenses and Other Amounts.

		Pursuant to Section 2.11, the Servicer
hereby directs the Trustee to make the
	following payments to the Agent for application to the Banks out of the total amount of
	Available Funds and Earnings (see (d) above):

	(1)	Amounts payable to the Banks under Section 2.4.

		(A)	Interest and principal on L/C draws			$0.00

		(B)	Unpaid Monthly L/C Fee			$0.00

		(C)	Cash Collateral Account Deficiencies			$0.00

		(D)	Other Amounts owed the L/C Bank			$370,275.77

		(E)	L/C Commitment Fee			$0.00

		(F)	Total amount payable
			(A + B + C + D + E)			$370,275.77


	(6)	Remaining Available Funds and Earnings
			((d) - (I.F))			$0.00



II.	Finance Charge Shortfall Amounts

	(1)	Available Funds and Earnings to support other
Finance
		   Charge Sharing Series in Group One.				$0.00

	(2)	Finance Charge Shortfalls in other Finance Charge Sharing
		  Series in Group One.				N/A

	(3)	If a Finance Charge Shortfall exists in 1992-B, Available
		   Funds and Earnings from other Finance Charge Sharing Series				N/A

	(4)	Allocable Finance Charge Percentage				100%

	(5)	Remaining Available Funds and Earnings				$0.00


III.	Principal Shortfall Amounts

	(1)	Available Funds and Earnings to support other Principal
		   Sharing Series in Group One.				$0.00

	(2)	Princicpal Shortfalls in other Principal Sharing
		  Series in Group One.				N/A

	(3)	If a Principal Shortfall exists in 1992-B,
		Available Funds and Earnings from other
 Principal Sharing Series				N/A

	(4)	Allocable Principal Shortfall Percentage				100%

	(5)	Remaining Available Funds and Earnings				$0.00


IV.	Remaining Amount

	(1)	Remaining Available Funds
		   and Earnings payable to PB&T

		(see (II) (4))				$0.00



				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
					Name:  Tom Mason
					Title:  Senior Vice President
The Prudential Bank and Trust Company


For Monthly Period ended:                      			9/30/96

Interest Period (# of days):                 			30

Date of this Report: 			10/7/96

Period (Revolving, Controlled Amortization or Rapid Amortization):
		           Revolving


A.	Excess Spread Calculation (per Reimbursement Agreement):

1	Collections of Finance Charge Receivables (excluding					$2,360,877.83
	Interchange and Recoveries)
	(Schedule to the Monthly Servicer's Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly
Servicer's					$202,247.86
	Certificate 3.)

3	Ineligible Finance Charge Receivables (Schedule					$0.00
	to the Monthly Servicer Certificate 4.)

4	Discount Option Receivables (Schedule to the					$0.00
	Monthly Servicer Certificate 5.)

5	Interchange (Schedule to the Monthly Servicer					$158,339.27
	Certificate 2.b.)

6	Recoveries (Schedule to the Monthly Servicer					$85,127.46
	Certificate 2.c.)

6.A	Interest Rate Cap Amounts Payable					$0.00

6.B	Finance Charge Inflow					$0.00

6.C	Earnings on Cash Collateral Account					$23,256.41

7	Sum of all spread components (A1 + A2 + A3 + A4 +					$2,829,848.83
	A5 + A6 + A6.A + A.6B +A.6C)



8	Certificate Interest to be paid on Distribution					$855,327.22
	Date (Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly Certificate-					$316,666.67
	holders' Statement 7.)

10	Operating Expense Fee (Monthly Payment Instructions					$9,500.00
	and Notification C(1))

11	Monthly Enhancement Fee (Monthly Payment Instructions					$8,011.19
	and Notification D(1))

12	Program Fee (Monthly Payment Instructions					$38,934.43
	and Notification E(1))

13	Aggregate Investor Default Amount (Monthly					$1,231,133.36
	Certificate holders' Statement B.5)

14	Reimbursement of Investor Charge Offs (Monthly					$0.00
	Certificate holders' Statement B.6.c.)

16	Sum of all expenses (A8 + A9 + A10 + A11 + A12 +					$2,459,572.87
	A13 + A14 )

17	Excess spread (A7 - A16)					$370,275.97

18	Excess spread Percentage for Monthly Period					2.34%
	(A17/B1 * 12)

B.	Spread Account Cap

1	Investor Interest on the first day of the
Monthly Period					$190,000,000.00

2	Investor Interest on the last day of the
Monthly Period					$190,000,000.00

3	Average Excess Spread Percentage for three preceding					2.71%
	Monthly Periods

4	Average Excess Spread Percentage for twelve preceding					3.03%
	Monthly Periods

5	Spread Account Cap for preceding Monthly Period					$8,075,000.00

6	Spread Account Trigger

	Upward Trigger (Monthly):
	a)	If  B3 <= 3.0% but B3 >= 2.25%, then B7=		$3,800,000

	b)	If  B3 <= 2.25% but B3 >= 2.00%,then B7=		$7,600,000

	c)	If B3 < 2.00%, then B7 =		$8,075,000

7	Applicable Spread Account Cap for next succeeding					$8,075,000.00
	Transfer Date (B6a, B6b,B6c if applicable,
	otherwise B5)

8	Required Cash Collateral Amount , or					$8,075,000.00

	a)	if Payout Commencement Date
		(the greater of  12.0% * B2 and 2% B1)

9	Cash Collateral Amount as of the last
Transfer Date					$6,634,680.50

10	Cash Collateral Amount on the next
succeeding Transfer Date		$8,075,000.00

11	Seller's Collateral Account Deficiency (B8 - B10)					$0.00

12	Stated Amount of LOC					$14,725,000.00

13	Maximum LOC Amount					$24,200,000.00

14	Less Drawings					$0.00

15	Unutilized LOC amount as of the last Transfer					$9,475,000.00
	Date

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal Receivables					$204,301,075.23
	(107.5268817% * aggregate Initial Investor Interest)

2	Minimum Seller Interest (7.00% * C1)					$14,301,075.27

3	Lowest Average Seller Interest for any fifteen-day 					$129,412,867.95
	period during the preceding Monthly Period
	(computed  on the Schedule 1 to Exhibit A)

4	Breach of Minimum Seller Interest during the 					No
	preceding Monthly Period ("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 - C3)					0.00


C.	Remaining Amount

	L/C Commitment Fee				 	$0.00

	Remaining Available Funds
	  and Earnings					$0.00



					3 Month Avg.	12 Month Avg.
		Reporting		Excess Spread	Excess Spread	Excess Spread
		Period	Excess Spread	Percentage	Percentage	Percentage

		Sep-95	59,416.29	2.85%
		Oct-95	131,691.16	3.16%
		Nov-95	285,547.03	4.57%	3.53%
		Dec-95	353,064.79	4.24%	3.99%
		Jan-96	436,532.69	4.19%	4.33%
		Feb-96	272,846.48	2.18%	3.54%
		Mar-96	650,055.76	4.46%	3.61%
		Apr-96	682,205.50	4.31%	3.65%
		May-96	348,859.03	2.20%	3.66%
		Jun-96	-171,027.12	-1.08%	1.81%
		Jul-96	496,034.69	3.13%	1.42%
		Aug-96	421,793.96	2.66%	1.57%	3.07%
		Sep-96	370,275.97	2.34%	2.71%	3.03%


		ADDITIONAL MONTHLY PAYMENT INSTRUCTIONS AND
		       NOTIFICATION TO THE TRUSTEE


		    THE PRUDENTIAL BANK AND TRUST COMPANY



		       PB&T MASTER CREDIT CARD TRUST

			     SERIES 1992-B


	The undersigned, a duly authorized representative of The Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 30, 1992 and the Series 1992-A Supplement dated as of June 30, 1992 and the Series 1992-B Supplement dated April 17, 1995 (collectively, the "Pooling and Servicing Agreement") by and between PB&T and Chemical Bank as trustee, (the "Trustee"), does hereby cerify as follows:

	A)	PB&T is the Servicer under the Pooling and Servicing
		Agreement.

	B)	The undersigned is a Servicing Officer.

	C)	The date of this notice is a Determination Date under the
		Pooling and Servicing Agreement.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

	The Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on October 11, 1996 which date is a Transfer Date and (ii) to pay to PB&T the excess deposits from the preceding Monthly Period after making distributions pursuant to Section 4.06 as scheduled below:

	Total deposits from the preceding Monthly
	Period ....................................					$2,446,005.29

	Interest at the Certificate Rate for the
	preceding Monthly period on the Investor
	Interest...................................					$855,327.22

	Payment pursuant to subsection 4.06 (f)
	and in accordance with Section 2.11 of
	the Loan Agreement .........$370,275.97


	Excess deposits due to PB&T................					$1,220,402.10


	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 7th day of October, 1996.

				THE PRUDENTIAL BANK AND TRUST COMPANY,



				By:
				Name:   Tom Mason
				Title:  Senior Vice President